UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021

GUARDION HEALTH SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38861	44-4428421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2925 Richmond Avenue

Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 873-5141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GHSI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on December 9, 2021, Guardion Health Sciences, Inc. (the “Company”) appointed Michaela Griggs as a member of the Board of Directors of the Company (the “Board”), and as a member of the compensation committee and the nominating and corporate governance committee of the Company.

Since October 2020, Ms. Griggs has served as the Chief Executive Officer of Los Angeles-based Southern California Reproductive Center, a leading operator of multi-location fertility and reproductive centers. From January 2017 until October 2020, Ms. Griggs served as Executive Vice President of Barco Uniforms’ Health Care & Identity Divisions, an apparel company, and from August 2015 until November 2016, she served as General Manager, NA & VP Global Marketing (Chief Marketing Officer) of Tria Beauty. In addition, Ms. Griggs held key executive marketing positions at Allergan, Bayer Healthcare and 3M Unitek, where she was instrumental in developing and improving brand, retail and distribution strategies for global brands such as Botox®, Juvederm®, and One-A-Day® multi-vitamins, as well as other key brand portfolios. Ms. Griggs earned a Master’s in Business Administration degree from the London School of Business and Finance/University of Wales, and her Diploma of the British Orthoptic Society (DBO) from Sheffield/Leeds School of Orthoptics. The Company believes Ms. Griggs is qualified to serve as a member of the Board because of her experience developing and marketing well-known healthcare and supplement brands, as well as her overall experience in the consumer-driven market and her brand marketing acumen.

There are no family relationships between Ms. Griggs and any of the Company’s directors or executive officers. Except as set forth herein, there is no arrangement or understanding between Ms. Griggs and any other persons pursuant to which Ms. Griggs was appointed as a director of the Company. There are no related party transactions involving Ms. Griggs that are reportable under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On December 9, 2021, the Company issued a press release announcing the appointment of Ms. Griggs to the Company’s Board of Directors. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated December 9, 2021
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDION HEALTH SCIENCES, INC.
Date: December 9, 2021
	By:	/s/ Bret Scholtes
	Name:	Bret Scholtes
	Title:	Chief Executive Officer